UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2025, LanzaTech Global, Inc. (the “Company”) satisfied its obligation under the Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025, by and between the Company and LanzaTech Global SPV, LLC, an entity controlled by an existing investor (the “Purchaser”), as amended by Amendment No. 1 to the Purchase Agreement, dated as of June 2, 2025 (as amended, the “Purchase Agreement”), by delivering to the Purchaser a consent (the “Consent”) of BGTF LT Aggregator LP (“BGTF”), the lender under the Loan Agreement (as defined below), pursuant to which BGTF consented to the terms of the transactions contemplated by the Purchase Agreement in respect of the Loan Agreement, which Consent will become operative upon execution by June 23, 2025 of the Amended Loan Agreement (as defined below) and the Amended Framework Agreement (as defined below).
In connection with the Consent, BGTF also consented to amend the Loan Agreement, dated as of February 14, 2025 (the “Loan Agreement” and, the Loan Agreement amended by such amendments, the “Amended Loan Agreement”), by and among the Company, LanzaTech, Inc. and LanzaTech NZ, Inc. (collectively, the “LanzaTech Parties”) and BGTF to (i) extend the maturity date of the loan from October 3, 2027 to December 3, 2029 (the period from October 4, 2027 to December 3, 2029, the “extension period”), (ii) provide that interest will accrue on the unpaid principal balance of the loan at (a) 8% per annum, payable quarterly in cash, from October 4, 2027 through December 3, 2028 and (b) 12% per annum, payable quarterly in cash, from December 4, 2028 through December 3, 2029 and (iii) provide that during the extension period, the deemed repayment provisions set forth in the Loan Agreement associated with equity funding required for qualifying projects will not apply to eligible projects under the Framework Agreement (as defined below) with respect to which BFTF has (or is deemed to have) delivered a rejection notice. In addition, BGTF consented to amend the Framework Agreement, dated October 2, 2022 (the “Framework Agreement”), by and between LanzaTech, Inc. and BGTF, to extend the end date of the initial term of the Framework Agreement from October 2, 2027 to December 3, 2028 (as amended, the “Amended Framework Agreement”). The LanzaTech Parties also agreed to reimburse certain expenses incurred by BGTF prior to entry into the Consent.
The LanzaTech Parties and BGTF intend to enter into the Amended Loan Agreement and the Amended Framework Agreement by June 23, 2025, and the amendments set forth above will become binding on the parties only upon execution of the Amended Loan Agreement and the Amended Framework Agreement. The Amended Loan Agreement will also provide that the amended terms described above will revert to their original terms if (a) the Company does not consummate a Subsequent Financing or an Other Financing (each as defined in the Certificate of Designation (as defined below)) on the applicable terms set forth in the Purchase Agreement or (b) the Series A Convertible Senior Preferred Stock of the Purchaser is not converted to common equity and the Amended Loan Agreement does not remain outstanding, among other terms as agreed to by the Purchaser and BGTF, pursuant to an in-court restructuring.
For more information regarding the Framework Agreement and the Loan Agreement, we refer you to the full texts thereof filed as Exhibit 10.32 and Exhibit 10.41, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2025. For more information on the Purchase Agreement, we refer you to the full texts of the Series A Convertible Senior Preferred Stock Purchase Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2025, and Amendment No. 1 to the Purchase Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2025. For more information on the Certificate of Designation, we refer you to the full text of the Amended and Restated Certificate of Designation of Series A Convertible Senior Preferred Stock (the “Certificate of Designation”), filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Additionally, on June 2, 2025, the Board of Directors of the Company appointed Michael Heraty, Vice President – Internal Audit & SOX Compliance to serve as Chief Accounting Officer of the Company following Sushmita Koyanagi’s promotion to Chief Financial Officer.
Mr. Heraty, age 56, is a seasoned finance professional with extensive experience in internal audit, accounting, financial reporting, process improvement, and managing teams of various sizes. Mr. Heraty has served as Vice President – Internal Audit & SOX Compliance since joining the Company in July 2023. Prior to joining the Company, he served as Vice President, Financial Planning & Analysis (Intelsat) from December 2020 to July 2021 and Vice President – Internal Audit from March 2014 to December 2020 at Gogo, a provider of in-flight broadband internet service and other connectivity services. The Gogo commercial aviation division was acquired by Intelsat in the fourth quarter of 2020, and Mr. Heraty transferred to Intelsat as part of the transaction. Prior to that, he served as Senior Director – Internal Audit at Whirlpool from January 2012 to March 2014 and Director – Internal Audit at Verizon Communications from July 2004 to January 2012. He is a registered CPA in the State of Illinois, and his educational background includes a Master’s in Business Administration from The University of Chicago and a Bachelors of Business Administration in Accounting from The University of Notre Dame.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2025

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
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